EX. (E)(1)(I)


                        MORGAN GRENFELL INVESTMENT TRUST
                             DISTRIBUTION AGREEMENT


                                   APPENDIX A

                        REVISED AS OF: FEBRUARY 28, 2002


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                                                     DISTRIBUTION     SERVICE
SERIES                                  CLASS             FEE           FEE*
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International Select Equity Fund    Institutional        None           None
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International Select Equity Fund     Investment          None          0.25%
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International Select Equity Fund       Premier           None           None
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International Select Equity Fund       Class A           0.25%          None
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International Select Equity Fund       Class B           0.75%         0.25%
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International Select Equity Fund       Class C           0.75%         0.25%
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European Equity Fund                Institutional        None           None
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European Equity Fund                 Investment          None          0.25%
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European Equity Fund                   Premier           None           None
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European Equity Fund                   Class A           0.25%          None
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European Equity Fund                   Class B           0.75%         0.25%
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European Equity Fund                   Class C           0.75%         0.25%
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Emerging Markets Equity Fund        Institutional        None           None
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Emerging Markets Debt Fund          Institutional        None           None
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Fixed Income Fund                   Institutional        None           None
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Fixed Income Fund                    Investment          None          0.25%
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Short-Term Fixed Income Fund        Institutional        None           None
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Municipal Bond Fund                 Institutional        None           None
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Municipal Bond Fund                  Investment          None          0.25%
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Short-Term Municipal Bond Fund      Institutional        None           None
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Short-Term Municipal Bond Fund       Investment          None          0.25%
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High Yield Bond Fund                Institutional        None           None
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High Yield Bond Fund                 Investment          None          0.25%
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High Yield Bond Fund                   Premier           None           None
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High Yield Bond Fund                   Class A           0.25%          None
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High Yield Bond Fund                   Class B           0.75%         0.25%
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High Yield Bond Fund                   Class C           0.75%         0.25%
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Micro Cap Fund                      Institutional        None           None
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Micro Cap Fund                       Investment          None          0.25%
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Total Return Bond Fund                 Premier           None           None
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Total Return Bond Fund              Institutional        None           None
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* as a percentage of average net assets